                              Oppenheimer AMT-Free Municipals
                          Oppenheimer AMT-Free New York Municipals
                           Oppenheimer California Municipal Fund
                          Oppenheimer Limited Term Municipal Fund
                          Oppenheimer Pennsylvania Municipal Fund
                           Oppenheimer New Jersey Municipal Fund
                         Oppenheimer Rochester National Municipals
                     Oppenheimer Limited Term California Municipal Fund
                      Oppenheimer Limited Term New York Municipal Fund

                          Prospectus Supplement dated July 6, 2007

This supplement amends the Prospectus of each of the above-referenced funds (each a "Fund"
and together the "Funds") and is in addition to any other supplement(s). For each of the
Funds, the Prospectus is amended by adding the following information:

On May 21, 2007, the U.S. Supreme Court (the "Court") agreed to review a Kentucky Court of
Appeals decision that held that Kentucky's tax on interest income derived from bonds issued by states other than Kentucky unconstitutionally discriminates against interstate commerce.
At issue in the case, Department of Revenue v. Davis, is a Kentucky statute that exempts from Kentucky state income taxes the interest income derived from bonds issued by the
Commonwealth of Kentucky or its subdivisions but does not exempt the interest income derived from bonds issued by other states or their subdivisions.

The Court is expected to hear the case sometime in or after October 2007 and might issue a decision late in 2007 or in 2008. It is not possible to predict what the Court will decide, but its decision could have a substantial impact on municipal finance, including the issuance and relative yields on municipal securities of particular states, and on mutual funds that focus on municipal investments. Among the possible outcomes of the case are the following:

   The Court may rule in favor of the Commonwealth of Kentucky, in which case the Kentucky statute would be deemed to be valid and the state's current rules governing the taxation of income derived from municipal bonds would not change.

   The Court may rule against the Commonwealth of Kentucky by upholding the ruling handed down by the Kentucky Court of Appeals and declaring the statute to be unconstitutional.
   Because the case arises under the federal constitution, the Court's decision may be applied in other states that have similar statutes. Such a ruling would require Kentucky and such other states to treat income derived on in-state and out-of-state bonds equally
   - either exempting income derived from all out-of-state bonds from a state's income tax or taxing income derived from all municipal bonds. This might affect the rationale for investing in single-state municipal bond funds because, depending on the relative yields of the municipal bonds of the various states, this could reduce the attractiveness from an income tax perspective, of a state's own municipal bonds to its residents.

   The Court may also remand the case to the Kentucky courts for further consideration consistent with instructions provided by the Court.

The case is not expected to affect the federal tax exemption for interest derived from municipal bonds.

      July 6, 2007                                      PS0000.028